Dreyfus

Premier Municipal

Bond Fund

ANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            23   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Municipal Bond Fund, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares produced a total return of 8.42%, its Class B shares produced a total return of 7.93% and its Class C shares produced a total return of 7.63%.(1) In comparison, the Lipper General Municipal Debt Funds category average produced a total return of
9.13%    for    the    same    period.(2)

We attribute the market's strong performance to two factors. First, municipal bonds generally rallied as interest rates fell in a weakening economy. Second, demand for municipal bonds surged from investors fleeing a declining stock market. However, the fund's performance was held back slightly by our efforts to rebalance its holdings, which we believe should better position the fund for the future.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds

To achieve our objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the fund will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, an overheated U.S. economy led to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001-- faced with the risk of a recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. The Fed then cut interest rates three more times by 50 basis points each at the end of January, in March, and again in early April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally moved lower in this environment. A substantial part of the municipal bond market's performance was also the result of higher demand from individual investors fleeing the volatility of the stock market.

In this environment, we attempted to rebalance the fund for better performance in a slower economy. As part of that process, we sold some of the fund's longer term holdings, especially those from corporate issuers, such as airlines, that we believed might be negatively affected by an economic slowdown. We generally redeployed those assets to high quality bonds. In fact, the percentage of the fund' s assets currently invested in triple-A rated bonds is larger than ever

We attempted to diversify assets over a greater number of issuers for broader diversification. We also diversified the fund's holdings more broadly across the short-, intermediate- and long-term maturity ranges. These changes caused the fund' s average duration -- a measure of sensitivity to changing interest rates -- to decline modestly to a level in line with the average for its peer group


In addition, the fund benefited from the recovery of a few bonds from previously troubled issuers. These situations were either favorably resolved through financial workouts or a better fiscal environment for their issuers.

What is the fund's current strategy?

Our rebalancing strategy should help us remain flexible in an uncertain economic environment. As of the end of the reporting period, interest rates continued to trend downwards in a relatively weak economy. However, after four rate cuts in as many months, we began to detect signs that the start of an economic recovery may be imminent. If this proves to be the case, interest rates may already be near their lows, an environment in which the fund's holdings of longer term bonds should drive performance. On the other hand, if the economy deteriorates further, the Fed is likely to continue reducing short-term interest rates. Under this scenario, the fund' s holdings of triple-A rated and shorter term bonds should benefit performance, in our opinion.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE(

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER MUNICIPAL BOND FUND (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                            Inception                                                     From

                                                                 Date           1 Year     5 Years       10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                              11/26/86           3.55%        4.08%         5.93%          --
WITHOUT SALES CHARGE                                          11/26/86           8.42%        5.03%         6.42%          --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                        1/15/93           3.93%        4.19%          --       4.99% ((+)(+))

WITHOUT REDEMPTION                                             1/15/93           7.93%        4.51%          --       4.99% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))                  7/13/95           6.63%        4.24%          --       3.87%
WITHOUT REDEMPTION                                             7/13/95           7.63%        4.24%          --       3.87%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.1%

University of Alabama, HR:

   5.75%, 9/1/2020 (Insured; MBIA)                                                            3,000,000                3,088,080

   5.75%, 11/15/2029 (Insured; MBIA)                                                          5,000,000                5,235,350

CALIFORNIA--5.3%

California:

   5.625%, 5/1/2018                                                                           5,550,000                5,695,132

   5.25%, 10/1/2024                                                                              50,000                   48,394

   6.325%, 10/1/2024                                                                          5,000,000  (b,c)         4,678,950

California Public Works Board, LR

  (Dept. of Corrections Corcoran)

   5.50%, 1/1/2017 (Insured; AMBAC)                                                           5,000,000                5,098,750

Foothill/Eastern Transportation Corridor Agency,

   Toll Road Revenue 6%, 1/1/2034                                                             5,000,000                5,525,150

COLORADO--9.9%

Arapahoe County Capital Improvement Trust Fund,

  Highway Revenue (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                2,116,573

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           2,986,320

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,671,340

Dawson Ridge, Metropolitan District Number 1

   Zero Coupon, 10/1/2017                                                                     9,930,000                3,341,246

Denver City and County, Airport Revenue:

   6%, 11/15/2017 (Insured; AMBAC)                                                            5,000,000                5,268,900

   7.50%, 11/15/2023                                                                          9,715,000               10,908,488

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,347,473

CONNECTICUT--6.3%

Connecticut:

   5.75%, 6/15/2011                                                                             100,000                  109,460

   7.436%, 6/15/2011                                                                          4,000,000  (b,c)         4,756,840

   Airport Revenue (Bradley International Airport)

      5.125%, 10/1/2013 (Insured; FGIC)                                                       3,000,000                2,840,910

Connecticut Development Authority, PCR

   (Connecticut Light & Power) 5.85%, 9/1/2028                                                7,700,000                7,565,327

Connecticut Housing Finance Authority

   5.85%, 5/15/2031                                                                           2,500,000                2,538,500

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                            8,000,000  (c)           7,587,440

DISTRICT OF COLUMBIA--1.3%

District of Columbia Tobacco Settlement Financing Corporation

   6.75%, 5/15/2040                                                                           5,000,000                5,099,200



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE--1.0%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,908,531

FLORIDA--1.3%

Miami-Dade County, Water & Sewer Revenue

   5%, 10/1/2029                                                                              3,000,000                2,819,910

Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028                                      2,900,000                2,558,960

GEORGIA--1.3%

Georgia 5.25%, 7/1/2017                                                                       5,000,000                5,074,150

ILLINOIS--4.0%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor Project) 6.50%, 12/1/2007                                              2,000,000                2,012,180

Chicago O'Hare International Airport, Special Facility Revenue

  (United Airlines Project):

      5.20%, 4/1/2011                                                                         5,500,000                4,986,630

      5.80%, 11/1/2035                                                                        3,500,000                3,497,725

East Chicago, PCR

   (Inland Steel Co. Project) 7.125%, 6/1/2007                                                3,000,000                2,554,020

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           142,000                  142,963

      8.25%, 8/1/2012                                                                         2,735,000                2,822,958

INDIANA--2.0%

Indiana Development Finance Authority,

  Exempt Facilities Revenue (Inland Steel)

   5.75%, 10/1/2011                                                                          11,500,000                7,981,805

KENTUCKY--.1%

Perry County, SWDR (TJ International Project)

   6.55%, 4/15/2027                                                                             250,000                  256,290

LOUISIANA--1.1%

Louisiana Housing Finance Agency, MFHR

   (LaBelle Projects) 9.75%, 10/1/2020                                                        4,015,000                4,383,778

MARYLAND--.5%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water Projects) 6.45%, 12/1/2016                                             2,100,000                2,162,055

MASSACHUSETTS--5.7%

Massachusetts Industrial Finance Agency:

  Health Care Facility Revenue

    (Metro Health Foundation, Inc. Project)

      6.75%, 12/1/2027                                                                        8,000,000                7,111,920

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency (continued):

  Water Treatment Revenue

      (American Hingham) 6.95%, 12/1/2035                                                     2,640,000                2,709,300

Massachusetts Turnpike Authority, Metropolitan Highway

   Systems Revenue 5%, 1/1/2039 (Insured; MBIA)                                               5,000,000                4,527,200

Route 3 North Transportation Improvement Association, LR:

   5.75%, 6/15/2017 (Insured; MBIA)                                                           3,000,000                3,150,720

   5.25%, 6/15/2024 (Insured; MBIA)                                                           5,565,000                5,473,178

MICHIGAN--1.6%

Michigan Hospital Finance Authority, HR

  (Ascension Health Credit)

   5.375%, 11/15/2033                                                                         6,500,000                6,590,610

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, PCR

   (System Energy Resources, Inc.) 5.90%, 5/1/2022                                            3,000,000                2,734,680

MISSOURI--.6%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 2,500,000                2,599,300

NEW JERSEY--7.4%

New Jersey Economic Development Authority, Revenue:

   6.97%, Series A, 6/15/2016                                                                 2,495,000  (b,c)         2,626,811

   6.97%, Series B, 6/15/2016                                                                 2,495,000  (b,c)         2,594,875

   6.25%, 9/15/2019                                                                           5,750,000                5,457,957

   (School Facilities- Construction 2001):

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   10,264

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   10,200

New Jersey Turnpike Authority, Turnpike Revenue:

   7.453%, 1/1/2011                                                                           6,350,000  (b,c)         7,813,611

   6%, 1/1/2011 (Insured; MBIA)                                                                  75,000                   83,643

   5.625%, 1/1/2015 (Insured; MBIA)                                                           4,700,000                4,963,482

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                6,125,940

NEW MEXICO--.5%

Farmington, PCR

   (Public Service Co.--San Juan Project)
   6.375%, 4/1/2022                                                                           1,800,000                1,805,526

NEW YORK--8.5%

New York City Industrial Development Agency,

  IDR (Laguardia Associates LP Project)

   5.80%, 11/1/2013                                                                           4,710,000                4,249,597


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority,

  Water & Sewer Systems Revenue:

      6.50%, 6/15/2031                                                                        2,000,000                2,356,760

      6%, 6/15/2033                                                                           5,000,000                5,382,850

New York State Dormitory Authority, Revenues

  (New York University):

      5.75%, 7/1/2016 (Insured; MBIA)                                                         2,300,000                2,485,541

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                3,874,430

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 9/1/2019 (Prerefunded 6/15/2002)                                                 1,115,000  (a)           1,180,584

      7.15%, 6/1/2020                                                                         2,980,000                3,118,630

      7.15%, 12/1/2020                                                                        1,320,000                1,381,406

Port Authority of New York and New Jersey:

   5.35%, 9/15/2014 (Insured; FGIC)                                                           1,655,000                1,711,121

   5%, 7/15/2028                                                                              5,000,000                4,784,750

Scotia Housing Authority, Housing Revenue

   (Coburg Village, Inc. Project) 6.10%, 7/1/2018                                             4,000,000                3,412,360

NORTH CAROLINA--1.4%

Charlotte, Special Facilities Revenue

   (Charlotte/Douglas International Airport) 5.60%, 7/1/2027                                  2,095,000                1,566,033

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2013                                                          3,500,000                3,952,235

OHIO--2.3%

Cleveland, Airport System Revenue

   5%, 1/1/2031 (Insured; FSA)                                                                4,000,000                3,754,840

Ohio Water Development Authority,
   Pollution Control Facilites Revenue

   (Cleveland Electric) 6.10%, 8/1/2020                                                       5,500,000                5,478,385

OKLAHOMA--1.9%

Holdenville Industrial Authority, Correctional Facility Revenue:

   6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                     2,045,000  (a)           2,305,308

   6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                     4,625,000  (a)           5,235,037

PENNSYLVANIA--3.5%

Blair County Hospital Authority, Revenue (Altoona Hospital)

   6.375%, 7/1/2013 (Insured; AMBAC)                                                          5,000,000  (b)           5,268,250

Montgomery County Higher Education and Health Authority

  First Mortgage Revenue (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,370,000                3,457,957

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Economic Development Financing Authority,

  Exempt Facilities Revenue (Amtrak):

      6.50%, 11/1/2016                                                                          650,000                  676,696

      6.375%, 11/1/2041                                                                       2,500,000                2,501,950

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program)

   6.80%, 6/15/2022 (Prerefunded 6/15/2002)                                                   2,000,000  (a)           2,077,220

RHODE ISLAND--.8%

Providence, Special Tax Increment Obligation

   6.65%, 6/1/2016                                                                            3,000,000                3,144,840

SOUTH CAROLINA--1.7%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               7,000,000                6,964,020

TENNESSEE--2.6%

Memphis Center Revenue Finance Corporation,

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         8,000,000                7,423,360

Shelby County Health Educational and Housing Facilities,

  Multi-Family Housing Board Revenue (Cameron Kirby)

   7.25%, 7/1/2023                                                                            3,005,000                2,994,723

TEXAS--8.7%

Alliance Airport Authority, Special Facilities Revenue

   7.765%, 4/1/2021                                                                           2,500,000  (b,c)         2,537,150

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                              40,000                   40,364

Brazos River Authority, PCR

  (Utilities Electric Company)

   5.55%, 6/1/2030 (Insured; MBIA)                                                            3,175,000                3,163,475

Dallas-Fort Worth International Airport Facility Improvement

  Corporation, Revenue:

      5.95%, 11/1/2003                                                                           50,000                   50,792

      (American Airlines, Inc.):

         6.242%, 5/1/2029                                                                     2,500,000  (b,c)         2,575,700

         6.375%, 5/1/2035                                                                     5,900,000                5,891,858

Gulf Coast Waste Disposal Authority, Revenue

   (Waste Disposal--Valero Energy Corp.) 5.60%, 4/1/2032                                      6,000,000                5,198,580

Houston, Water & Sewer Systems Revenue

   5.25%, 12/1/2030 (Insured; MBIA)                                                           5,000,000                4,807,550

Rio Grande City Consolidated Independent School District

   Public Facilities Corporation. LR 6.75%, 7/15/2010                                         6,000,000                6,375,540



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation Center)

   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   1,800,000  (a)           1,951,866

Tyler Health Facilities Development Corporation, HR

   (Mother Frances Hospital) 5.625%, 7/1/2013                                                 2,680,000                2,371,130

UTAH--2.9%

Carbon County, SWDR:

   (East Carbon Development Corp.) 9%, 7/1/2012                                               3,700,000                3,775,258

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               7,450,000                7,490,453

   (Sunnyside Cogeneration--B) Zero Coupon, 8/15/2024                                         2,320,000                  441,682

VIRGINIA--2.6%

Chesapeake Bay Bridge & Tunnel Commission,

  District Revenue

   5.50%, 7/1/2025 (Insured; MBIA)                                                            2,000,000                2,069,260

Virginia Housing Development Authority,

   Commonwealth Mortgage 5.80%, 1/1/2018                                                      6,180,000                6,351,001

West Point Industrial Development Authority, SWDR

   (Chesapeake Corp.) 6.375%, 3/1/2019                                                        2,000,000                1,801,260

WEST VIRGINIA--1.7%

Upshur County, SWDR (TJ International Project)

   7%, 7/15/2025                                                                              3,500,000                3,675,980

West Virginia Hospital Finance Authority, HR

   (Charleston Area Medical Center)
   6%, 9/1/2012                                                                               3,030,000                3,113,083

U.S. RELATED--6.3%

Puerto Rico Commonwealth:

   6.25%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,449,580

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,339,880

   Public Improvement:

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                6,339,900

      6.50%, 7/1/2014 (Insured; MBIA)                                                         5,000,000                5,857,050

      Zero Coupon, 7/1/2015 (Insured; MBIA)                                                   2,400,000                1,179,312

Puerto Rico Telephone Authority, Revenue

  7.013%, 1/25/2007

   (Insured; MBIA, Prerefunded 1/1/2003)                                                      3,950,000  (a,b)         4,236,375

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $384,862,960)                                                                                               390,881,957

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

SHORT-TERM MUNICIPAL INVESTMENTS--.8%                                                         Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Port Authority of New York and New Jersey, VRDN

  Special Obligation Revenue 4.25%

   (cost $3,200,000)                                                                          3,200,000  (d)           3,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $388,062,960)                                                             98.4%              394,081,957

CASH AND RECEIVABLES (NET)                                                                         1.6%                6,323,272

NET ASSETS                                                                                       100.0%              400,405,229


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.9

AA                               Aa                              AA                                               11.0

A                                A                               A                                                 8.3

BBB                              Baa                             BBB                                              17.4

BB                               Ba                              BB                                                1.8

B                                B                               B                                                 2.7

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                            .8

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    15.1

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2001, THESE SECURITIES AMOUNTED TO $35,171,378 OR 8.8% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F) AT APRIL 30, 2001, THE FUND HAD $114,802,570 (28.7% OF NET ASSETS) INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM TRANSPORTATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities -See Statement of
Investments                                           388,062,960   394,081,957

Cash                                                                    928,139

Interest receivable                                                   6,842,204

Receivable for shares of Beneficial Interest subscribed                 338,090

Prepaid expenses                                                         20,494

                                                                    402,210,884
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           307,171

Payable for shares of Beneficial Interest redeemed                    1,356,983

Accrued expenses                                                        141,501

                                                                      1,805,655
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      400,405,229
--------------------------------------------------------------------------------

COMPOSITION IF NET ASSETS ($):

Paid-in capital                                                     420,565,505

Accumulated net realized gain (loss) on investments                (26,179,273)

Accumulated net unrealized appreciation (depreciation)
  on investments-Note 4                                               6,018,997
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      400,405,229

NET ASSET VALUE PER SHARE

                                                                              Class A            Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            349,344,934          47,025,758          4,034,537

Shares outstanding                                                         26,586,670           3,577,781            306,559
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.14               13.14              13.16



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     24,758,790

EXPENSES:

Management fee--Note 3(a)                                            2,243,231

Shareholder servicing costs--Note 3(c)                               1,277,843

Legal fees                                                             283,335

Distribution fees--Note 3(b)                                           273,662

Custodian fees                                                          44,803

Registration fees                                                       39,958

Auditing fees                                                           30,547

Prospectus and shareholders' reports                                    28,451

Trustees' fees and expenses--Note 3(d)                                  17,209

Loan commitment fees--Note 2                                             4,469

Miscellaneous                                                           19,159

TOTAL EXPENSES                                                       4,262,667

INVESTMENT INCOME-NET                                               20,496,123
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                            (8,801,010)

Net unrealized appreciation (depreciation) on investments           21,015,558

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              12,214,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                32,710,671

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------

                                                     2001            2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income-net                          20,496,123          24,824,900

Net realized gain (loss) on investments        (8,801,010)        (17,425,166)

Net unrealized appreciation (depreciation)
   on investments                              21,015,558         (34,930,839)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   32,710,671         (27,531,105)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income-net:

Class A shares                                (18,074,829)        (20,911,012)

Class B shares                                 (2,231,704)         (3,632,920)

Class C shares                                   (189,590)           (280,968)

Net realized gain on investments:

Class A shares                                       --            (4,812,233)

Class B shares                                       --              (821,235)

Class C shares                                       --               (60,751)

TOTAL DIVIDENDS                              (20,496,123)         (30,519,119)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                132,537,116         119,058,167

Class B shares                                  9,420,935           9,353,802

Class C shares                                  3,915,107           3,197,754

Dividends reinvested:

Class A shares                                 10,154,427          15,209,492

Class B shares                                  1,117,924           2,380,084

Class C shares                                     89,797             108,996

Cost of shares redeemed:

Class A shares                               (165,565,861)       (157,637,399)

Class B shares                                (17,914,938)        (61,408,528)

Class C shares                                 (4,533,558)         (6,196,568)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (30,779,051)        (75,934,200)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (18,564,503)       (133,984,424)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           418,969,732         552,954,156

END OF PERIOD                                 400,405,229         418,969,732

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                              ----------------------------------

                                                     2001             2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                    10,163,785          8,947,487

Shares issued for dividends reinvested            780,581          1,155,931

Shares redeemed                               (12,706,866)       (11,919,959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,762,500)        (1,816,541)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       721,846            693,475

Shares issued for dividends reinvested             85,972            179,946

Shares redeemed                                (1,382,746)        (4,575,315)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (574,928)        (3,701,894)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       302,995            243,277

Shares issued for dividends reinvested              6,898              8,306

Shares redeemed                                  (349,622)          (469,388)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (39,729)          (217,805)

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 493,694 CLASS B SHARES REPRESENTING $6,398,705 WERE AUTOMATICALLY CONVERTED TO 493,976 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 2,612,242 CLASS B SHARES REPRESENTING $34,929,103 WERE AUTOMATICALLY CONVERTED TO 2,613,946 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.75          14.33          14.69          14.11         13.85

Investment Operations:

Investment income--net                                            .66            .70            .72            .79           .82

Net realized and unrealized
   gain (loss) on investments                                     .39          (1.42)          (.15)           .66           .27

Total from Investment Operations                                 1.05           (.72)           .57           1.45          1.09

Distributions:

Dividends from investment income-net                             (.66)          (.70)          (.72)          (.79)         (.82)

Dividends from net realized gain
   on investments                                                  --           (.16)          (.21)          (.08)         (.01)

Total Distributions                                             (.66)           (.86)          (.93)          (.87)         (.83)

Net asset value, end of period                                 13.14           12.75          14.33          14.69         14.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            8.42           (5.01)          3.96          10.52          8.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .98             .93            .91            .91           .91

Ratio of net investment income
   to average net assets                                        5.09            5.28           4.96           5.42          5.84

Portfolio Turnover Rate                                        58.03           70.39          46.84          26.33         28.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        349,345         361,567        432,276        447,869       457,327

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.76          14.33          14.69          14.11         13.85

Investment Operations:

Investment income-net                                             .60            .63            .65            .72           .75

Net realized and unrealized
   gain (loss) on investments                                     .38          (1.41)          (.15)           .66           .27

Total from Investment Operations                                  .98           (.78)           .50           1.38          1.02

Distributions:

Dividends from investment income-net                             (.60)          (.63)          (.65)          (.72)         (.75)

Dividends from net realized gain
   on investments                                                  --           (.16)          (.21)          (.08)         (.01)

Total Distributions                                              (.60)          (.79)          (.86)          (.80)         (.76)

Net asset value, end of period                                  13.14          12.76          14.33          14.69         14.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.93          (5.51)          3.43           9.95          7.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.49           1.45           1.42           1.42          1.43

Ratio of net investment income
   to average net assets                                         4.63           4.71           4.44           4.89          5.33

Portfolio Turnover Rate                                         58.03          70.39          46.84          26.33         28.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          47,026         52,979        112,583        119,457       109,485

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.77          14.35          14.71          14.12         13.87

Investment Operations:

Investment income-net                                             .57            .60            .61            .68           .72

Net realized and unrealized
   gain (loss) on investments                                     .39          (1.42)          (.15)           .67           .26

Total from Investment Operations                                  .96           (.82)           .46           1.35           .98

Distributions:

Dividends from investment income-net                             (.57)          (.60)          (.61)          (.68)         (.72)

Dividends from net realized gain
   on investments                                                  --           (.16)          (.21)          (.08)         (.01)

Total Distributions                                              (.57)          (.76)          (.82)          (.76)         (.73)

Net asset value, end of period                                  13.16          12.77          14.35          14.71         14.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.63          (5.71)          3.16           9.73          7.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.72           1.68           1.67           1.69          1.64

Ratio of net investment income
   to average net assets                                         4.36           4.52           4.11           4.55          5.01

Portfolio Turnover Rate                                         58.03          70.39          46.84          26.33         28.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,035          4,424          8,095          3,019         1,049

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation

Dreyfus Service Corporation, (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between
                                                                        The Fund

the  quoted  bid  prices  (as  obtained  by  the  Service  from  dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $20,737,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $11,183,000 of the carryover expires in fiscal 2008 and $9,554,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $1,023 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $241,032 and $32,630, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001 Class A, Class B and Class C shares were charged $888,257, $120,516 and $10,877, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $207,355 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting attended and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $232,930,757 and $257,998,603, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$6,018,997,   consisting   of  $16,387,453  gross  unrealized  appreciation  and
$10,368,456 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 5, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  022AR0401